Exhibit 10.2

EXECUTION

AMENDMENT NO. 8
TO MASTER REPURCHASE AGREEMENT

Amendment No. 8, dated as of December 27, 2013 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Buyer”), PennyMac Holdings, LLC (“PennyMac Holdings”), PennyMac Operating Partnership, L.P., in its capacity as a seller (“POP” and together with PennyMac Holdings, the “Sellers”) and PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P. (each, a “Guarantor” and collectively, the “Guarantors”).

RECITALS

The Buyer, the Sellers and the Guarantors are parties to that certain Master Repurchase Agreement, dated as of March 29, 2012 (as amended by Amendment No. 1, dated as of July 25, 2012, Amendment No. 2, dated as of September 26, 2012, Amendment No. 3, dated as of October 29, 2012, Amendment No. 4, dated as of June 1, 2013, Amendment No. 5, dated as of August 29, 2013, Amendment No. 6, dated as of September 27, 2013, and Amendment No. 7, dated as of October 1, 2013, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”).  The Guarantors are parties to that certain Guaranty (the “Guaranty”), dated as of March 29, 2012, as the same may be further amended from time to time, by the Guarantors in favor of Buyer.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Sellers and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Sellers and the Guarantors hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.         Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Maximum Combined Aggregate Purchase Price” in its entirety and replacing it with the following:

“Maximum Combined Aggregate Purchase Price” means SIX HUNDRED MILLION DOLLARS ($600,000,000) minus the excess, if any, of (a) the Maximum Committed Purchase Price, as such term is defined in the NPL Facility, under the NPL Facility over (b) TWO HUNDRED FORTY-FIVE MILLION DOLLARS ($245,000,000).

SECTION 2.         Program Fees.

2.1          Commitment Fee.  Notwithstanding anything to the contrary, Sellers shall pay to Buyer the Commitment Fee calculated based upon the definition of Maximum Combined Aggregate Purchase Price without giving effect to the amendment herein.

2.2          Non-Utilization Fee. For the avoidance of doubt, Sellers shall pay to Buyer the Non-Utilization Fee calculated based upon the definition of Maximum Combined Aggregate Purchase Price as amended herein, unless amended by subsequent amendment.

SECTION 3.         Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1          Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)           this Amendment, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantors; and

(b)           such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4.         Representations and Warranties.  Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 5.         Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 6.         Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7.         Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.        GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 9.         Reaffirmation of Guaranty.  The Guarantors hereby ratify and affirm all of the terms, covenants, conditions and obligations of the Guaranty and acknowledge and agree that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Sellers to Buyer under the Repurchase Agreement, as amended hereby.

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Buyer

By:	/s/ Adam Loskove
Name: Adam Loskove
Title: Vice President

PennyMac Holdings, LLC, as Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

PennyMac Mortgage Investment Trust, as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

PennyMac Operating Partnership, L.P., as Seller and Guarantor

By:	PennyMac GP OP, Inc., its General Partner

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Signature Page to Amendment No. 8 to Master Repurchase Agreement